Exhibit 10.16

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

WAIVER NO. 1 TO

AMENDED AND RESTATED TERM LOAN AGREEMENT

THIS WAIVER NO. 1 TO AMENDED AND RESTATED TERM LOAN AGREEMENT (the “Waiver”) is made and entered into as of April 29, 2020, among Guild Mortgage Company, a California corporation (“GMC”) and Guild Mortgage Company, LLC, a Delaware limited liability company (“GMCLLC”; GMC and GMCLLC are each a “Borrower” and are, collectively, the “Borrowers”), the Lenders who are parties hereto, and The Bank of New York Mellon as Administrative Agent (the “Administrative Agent”).

RECITALS:

A.        The Borrowers, the Administrative Agent and each of the Lenders entered into that certain Amended and Term Loan Agreement dated as of September 30, 2019 (as amended, the “Loan Agreement”; capitalized terms used in this Waiver which are not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement).

B.        Pursuant to Section 2.4(c) of the Loan Agreement, on any date that the outstanding principal amount of the Loan is in excess of the then-current Borrowing Base, the Borrowers are required, to make a mandatory payment to the Administrative Agent for the benefit of the Lenders in the amount of such excess (a “Mandatory Borrowing Base Prepayment”).

C.        The Borrowers have requested that, effective as the date hereof through the close of business on September 30, 2020 (the “Waiver Period”), the Administrative Agent and the Lenders waive the requirement for the payment of any Mandatory Borrowing Base Prepayment as long as the Borrowing Base percentage does not exceed [***] of the Appraised Value of the Eligible Mortgage Servicing Rights (currently, a Mandatory Borrowing Base Prepayment is required if such Borrowing Base percentage is more than [***]).

D.        Subject to the terms of this Waiver the Administrative Agent and the Lenders are agreeable to the Borrowers’ request.

THEREFORE, In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, it is agreed as follows:

1.        During the Waiver Period, compliance with the provisions of Section 2.4(c) and the requirement for a Mandatory Borrowing Base Prepayment, are hereby waived so long as the Borrowing Base, as of any date during the Waiver Period, is not greater than [***] of the Appraised Value of the Eligible Mortgage Servicing Rights as of such date, as set forth in the Borrowing Base Report most recently delivered to the Administrative Agent pursuant to Loan Agreement as of such date. Accordingly, during the Waiver Period, and solely with respect to the requirements of Section 2.4(c), the percentage in the definition of “Borrowing Base” shall be [***].

2.        For all other purposes of the Loan Agreement, including for purposes of Section 2.1(e) of the Loan Agreement and the determination of whether the conditions for an advance of the Loan have been satisfied, the definition of “Borrowing Base” shall be unchanged, and for all such other purposes the percentage in such definition shall continue to be [***]. Accordingly, at any time that the Borrowing Base exceeds [***] of the Appraised Value of the Eligible Mortgage Servicing Rights, the Borrowers shall not be entitled to any advances of the Loan.

3.        Notwithstanding anything in the Loan Agreement to the contrary (including, without limitation the provisions of Section 6.11), during the Waiver Period the Borrowers will not, nor will they permit any Subsidiary to, declare or pay any dividends or make any distributions on their capital stock or redeem, repurchase or otherwise acquire or retire any of their capital stock at any time outstanding.

4.    In order to induce the Administrative Agent and the Lenders to execute this Waiver, the Borrowers hereby (i) certify that, immediately after giving effect to this Waiver, all representations and warranties contained in the Loan Agreement shall not have materially and adversely changed in such a way that would prevent the giving of such representations and warranties as of the date hereof and, except for the events that are waived herein, that no Default or Event of Default exists under the Loan Agreement, (ii) reaffirm and admit the validity and enforceability of the Loan Documents and their obligations thereunder, and (iii) agree and admit that none of them has a valid defense to or offset against any of its obligations under the Loan Documents as of the date hereof.

5.        This Waiver may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Waiver to produce or account for more than one counterpart containing the signature of the party to be charged.

6.        This Waiver is being delivered in and is intended to be performed in the State of New York and shall be construed and is enforceable in accordance with, and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

7.        This Waiver shall be subject to such conditions and limitations as are specified herein, and the rights of the parties under the Loan Agreement and all other Loan Documents.

[Remainder of Page is Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Waiver No. 1 to the Amended and Restated Term Loan Agreement as of the date first above written.

GUILD MORTGAGE COMPANY
as a Borrower

By:	/s/ Amber Elwell
Print Name: Amber Elwell
Title: CFO

GUILD MORTGAGE COMPANY, LLC
as a Borrower

By:	/s/ Amber Elwell
Print Name: Amber Elwell
Title: CFO

[Signature Page to Waiver No. 1 to

Amended and Restated Term Loan Agreement (Guild) Continued]

THE BANK OF NEW YORK as Administrative Agent and a Lender

By:	/s/ Paul Connolly
Print Name: Paul Connolly
Title: Director

[Signature Page to Waiver No. 1 to

Amended and Restated Term Loan Agreement (Guild) Continued]

WESTERN ALLIANCE BANK, an Arizona corporation
(f/k/a) Torrey Pines Bank, as a Lender

By:	/s/ Andrew Schwarz
Print Name: Andrew Schwarz
Title: Vice President

[Signature Page to Waiver No. 1 to

Amended and Restated Term Loan Agreement (Guild) Continued]

COMERICA BANK, as a Lender

By:	/s/ Art Shafer
Print Name: Art Shafer
Title: SVP

[Signature Page to Waiver No. 1 to

Amended and Restated Term Loan Agreement (Guild) Continued]

ZIONS BANCORPORATION, N.A. F/K/A ZB, N.A.
D/B/A CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Jacob Richards
Jacob Richards
Senior Vice President

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